Exhibit 99.1

Cascade Bancorp: CACB

D.A. DAVIDSON & CO.

2005 Financial Services Conference



Dedicated to Delivering the Best in Banking For the Financial Well-Being of our Customers and Shareholders

CASCADE BANCORP

Special Note Regarding Forward Looking Information



Estimates and information included in this presentation may constitute forward-looking statements which involve significant risks and uncertainties. Actual results may differ materially from the results discussed. Factors that might cause such a difference include, but are not limited to, those discussed in the Company's current Report on Form 8-K or 10-K as filed with the Securities and Exchange Commission, to which report reference is hereby made.

Compelling Core Holding

- Sustained High Performance
- Leading Bank in Growth Markets
- Accretive Potential in New Markets



Sustained High Performance

Sustained Growth	**2004**	*COMPOUND GROWTH* **3 year**	**5 year**
Loan Growth	46.4%	26.7%	27.4%
Deposit Growth	30.7%	25.4%	24.0%
Earnings Per Share Growth	7.7%	18.0%	20.2%
Shareholder Return			
Stock Price Appreciation	31.2%	32.9%	29.5%
Cash Dividend Growth	17.4%	15.1%	18.0%

Cascade Bancorp: CACB

Total Return on $100



$2,373
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,782
CACB
$1,255
$959
$768
$733
$588
$653
NASDAQ Bank Index
$100
$149
$206
$280
NASDAQ
Russell 2000
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Total Return Since NASDAQ Listing

CASCADE BANCORP

2003 / 2004 Achievements

- **#4 Best Banking Team in the Nation** – *US Banker*
- **"Top 5 Bank CEO's in the Country"** (Patricia Moss) – *US Banker*
- **#3 on National "Top 10 Best Performing Banks" List** – *Independent Banker*
- **"Fortune Small Business Top 100" List** – *Fortune Small Business Magazine*
- **"Top 10 Performing Banks" List** – *ABA Banking Journal*
- **"Top 100 Northwest Companies (13th of 118)** – *Seattle Times*
- **"Top 20 Best Companies to Work For"** – *Oregon Business*

Key Strategies



1. BANKING STRONG MARKETS
2. IMPACT BANKERS
3. TOP TIER TECHNOLOGY

Strategy:
Banking Strong Markets

- **20 Branches/$1B Assets**
- **4 Regions**
  - Central Oregon (11)
  - Salem (4)
  - Southern Oregon (4) – New mid-2003
  - Portland (1) – New late-2003



Cascade Bancorp: CACB

Strategy: Banking Strong Markets

CENTRAL OREGON MARKET	CENTRAL OREGON PRESENCE

- **97th Percentile Population Growth**
  - 54% Increase in 1990's
  - 18% Increase 2000 - 2005
- **Fast Growth Projected to 2010**
- **Affluent In-Migration**

- **58.4% of CACB Loans**
- **71.6% of CACB Deposits**
- **Dominant 33% Market Share**
  - Leader in Every Community in Deschutes County
- **Branch Network**
  - 11 branches
  - 3 new offices opened in 2004

CASCADE BANCORP

Strategy:

Banking Strong Markets

Bend Building Activity

Residential Permits Issued 2004

City	# Permits	Population
Bend	1,801	65,210
Portland	1,117	538,544
Boise	732	190,117
Seattle	940	569,101
San Diego	1,651	1,266,753

City of Bend, Oregon

Cascade Bancorp: CACB

Strategy:

Banking Strong Markets



SALEM MARKET

- 93rd Percentile Population Growth
- State Capitol/ Stable Economy
- Diversified Lending Opportunities
- Market Share Opportunity

SALEM PRESENCE

- 13.2% of CACB Loans
- 10.7% of CACB Deposits
- 1st Branch Opened 1999
- 4th Branch Opened 2003 in West Salem

Cascade Bancorp: CACB

Strategy:

Banking Strong Markets



SOUTHERN OREGON MARKET

- 95th Percentile Population Growth
- Affluent In-Migration
- Leading Small City for Business & Career Opportunities*
- Top Tier "Best Places to Retire in USA" **

SOUTHERN OREGON PRESENCE

- Opened Q3-2003
- 17.2% of CACB Loans
- 9.2% of CACB Deposits
- Impact Team of Local Bankers
- 4 Branches in 18 months

* Forbes Magazine, ** Retire in Style

CASCADE BANCORP

Strategy:
Banking Strong Markets



PORTLAND MARKET

- 97th Percentile Population Growth
- Oregon's Metropolitan Center
- The "Best Place to Live" in America***
- Well Educated, Stable Workforce
- Diverse & Improving Economy

PORTLAND PRESENCE

- Open Q4 2003
- 11.2% of CACB Loans
- 8.5% of CACB Deposits
- Business & Professional Banking Niche Strategy

*** Money Magazine 12/00

Progress Report:

Sustained Double-Digit Growth

Central Oregon & Salem

	2002	2003	2004	Q1 '05 Annualized
Loan Growth	18.4%	11.8%	11.6%	13.4%
Deposit Growth	18.1%	27.1%	10.3%	23.3%

Progress Report:
Incremental Growth



Southern Oregon & Portland

	Dec '03	Mar '05	New Markets % of Total
Loans	$27 M	$256 M	28.4%
Deposits	$13 M	$161 M	17.7%

Strategy:

Impact Bankers



Knowledgeable "In-Market" Professionals

- Know Customers & Markets
- Experienced Bankers with Decision Making Authority
- Leadership in Community
- Longevity with Bank of the Cascades

Employer of Choice

- Top 20 Best Places to Work in Oregon
- Recruiting & Retaining Quality Bankers

OREGON BUSINESS 100 BEST COMPANIES 2005

Strategy:

Top Tier Technology



- Longstanding Commitment to Top Tier Technology
- Early Adopter of IT Based Banking Services
  - Business: Advanced Treasury Management
  - Consumer: Internet Services, CD Statements, etc.
- Product Set Proven Competitive with Big Banks

Cascade Bancorp: CACB

Total Assets

($ Millions)

24% COMPOUND GROWTH



$348
$423
$489
$578
$735
$1,005
$1,061
1999
2000
2001
2002
2003
2004
Q1 '05

CASCADE BANCORP

Cascade Bancorp: CACB

Loan & Deposit Growth

COMPOUND GROWTH

Loan Growth: 27.4% **Deposit Growth: 24.0%**



1,000
900
800
700
600
500
400
300
$902
$905
Loans →
← Deposits
2000
2001
2002
2003
2004
Q1 '05

CASCADE BANCORP

Cascade
Bancorp:
CACB

Loan Portfolio

LOAN COMPOSITION

YE 2001


Commercial
17%
CRE
41%
Other
14%
Constr & Dev
28%

Q1 '05


Commercial
29%
CRE
39%
Other
10%
Constr & Dev
22%

CASCADE BANCORP

Cascade Bancorp: CACB

Consistently Strong Credit Quality

LOANS DELIQUENT GREATER THAN 30 DAYS


1.00%
0.75%
0.50%
0.25%
0.00%
0.44%
0.57%
0.43%
0.17%
0.04%
0.02%
0.09%
1999
2000
2001
2002
2003
2004
Q1 '05

Cascade Bancorp: CACB

Consistently Strong Credit Quality

NON-PERFORMING TO TOTAL ASSETS



1.00%
0.75%
0.50%
0.25%
0.00%
1999
2000
2001
2002
2003
2004
Peer
CACB

Peer: NWPEERS Banks: 700M – 3B

Dec 2004

Cascade Bancorp: CACB

Net Income

In Millions

21% Compound Growth


$6.2
$18.7
1999
2000
2001
2002
2003
2004
2005
* Annualized

CASCADE BANCORP

Cascade Bancorp: CACB

EPS Growth
5 Year CAGR 20%


'06
Consensus Estimate
$1.24
12.7% YOY
'05
Consensus Estimate
$1.10
18.3% YOY
'04
$0.93
'03
$0.86
'02
$0.73

Thompson Financial Consensus Estimate

First Quarter 2005 Results

	March 2005	March 2004	% Change
Loans ($ mill)	$902.1	$668.5	34.9%
Deposits ($ mill)	$905.5	$713.3	26.9%
Net Income ($ mill)	$ 4.5	$ 3.4	32.7%
Earnings Per Share	$0.26	$0.20	32.7%
Net Interest Margin	5.71%	5.73%	n/m

Cascade Bancorp: CACB

Peer Analysis
First Quarter 2005

Performance Ratios	CACB	Peer *
Return on Assets	1.80%	1.18%
Return on Equity	21.0%	13.2%
Net Interest Margin	5.71%	4.93%
Efficiency Ratio	49.3%	59.7%

* Peer: NWPEERS Banks: 700M – 3Bill

CASCADE BANCORP

CACB Valuation

Stock Price Premium @ 4/1/05

	2005 P/E	2006 P/E	Price/ BV
CACB	**17.2x**	**15.3x**	**372%**
Bank Avg.	15.0x	13.1x	210%
% Premium	**15%**	**17%**	**77%**

Financial Performance Premium

	Margin	NPA/Assets	Efficiency	ROA	ROE
CACB (2004)	**5.69%**	**0.05%**	**49%**	**1.85%**	**21.7%**
Bank Avg.	4.70%	0.43%	61.6%	1.32%	13.9%
% Premium	**21%**	**(88)%**	**(20)%**	**40%**	**56%**

Bank average per DAD Bank Universe 4/1/05

Interest Rate Risk



Cascade Bancorp: CACB

Stable Interest Margin



7%
6%
5%
4%
3%
CACB Margin
Prime Rate
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005

CASCADE BANCORP

Stable Net Interest Margin

DEPOSITS – Modest Sensitivity to Increasing Rates

- 40% Non-Interest Bearing
- Only 7% Time CDs

LOANS - Balanced Re-Pricing Profile

- 40% Floating Rate
- Only 16% Fixed Rate



Stable Net Interest Margin

Deposit Composition


MMA/SAV
44%
Time
7%
Transaction
49%

CASCADE BANCORP

Stable Net Interest Margin

Loan Repricing Mix


Fixed
16%
Adjustable
44%
Floating
40%

Stable Net Interest Margin

(As Compared to "UNCHANGED" rate scenario)

	Fed Funds Rate 24 mo. Fwd	NII Impact 1st 12 Months	NII Impact 2nd 12 Months
Rising Moderately	4.25%	+0.9%	+2.6%
Rising Rapidly	8.75%	+1.8%	+5.8%
Declining	.50%	(1.9%)	(7.7%)

Margin likely to remain in 5.55% to 5.80% range .

Cascade Bancorp: CACB

A Look Ahead

STRATEGY & OPPORTUNITY



Sustained Double-Digit Growth

1. Strong Growth in Existing Markets

2. Incremental Growth from New Markets

3. Opportunities in Attractive Markets



Disciplined Expansion



DE NOVO or ACQUISITIONS

- Accretive to EPS
- Community Bank Niche in Growth Markets
- Business Bank Niche in Metro Markets
- Market Share Opportunity
- Market Diversification

Compelling Core Holding

- Sustained High Performance
- Leading Bank in Growth Markets
- Accretive Potential in New Markets



Cascade Bancorp: CACB



Everything's possible.
BANK OF THE
CASCADES
Member FDIC Equal Housing Lender